Park Sterling Corporation

2012Q2 Earnings Conference Call

July 26, 2012

Forward Looking Statements

PARKSTERLING

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expectations regarding the proposed merger with Citizens South Banking Corporation ("Citizens South"); the general business strategy of engaging in bank mergers, organic growth, branch openings, expansion or addition of product capabilities, expected footprint of the banking franchise and anticipated asset size; anticipated loan growth; changes in loan mix and, deposit mix; capital and liquidity levels; net interest income; credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels; and other similar matters. These forward-looking statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to Park Sterling at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC: inability to obtain governmental approvals of the Citizens South merger on the proposed terms and schedule or of the assignment of certain Citizens South FDIC loss-share agreements; failure of Park Sterling's shareholders or Citizens South's stockholders to approve the merger; fluctuation in the trading price of Park Sterling's stock prior to the closing of the proposed merger, which would affect the total value of the proposed merger transaction; failure to realize synergies and other financial benefits from the proposed merger within the expected time frame; increases in expected costs or difficulties related to integration of the Citizens South merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of negative economic conditions or a "double dip" recession, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; the impact of deterioration of the United States credit standing; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; legal and regulatory developments; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Additional Information

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger between Park Sterling and Citizens South Banking Corporation ("Citizens South"), Park Sterling has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that includes a preliminary joint proxy statement of Park Sterling and Citizens South that also constitutes a prospectus of Park Sterling, as well as other relevant documents concerning the proposed merger. Once the Registration Statement is declared effective by the SEC, Park Sterling and Citizens South will mail a definitive joint proxy statement/prospectus to their shareholders and stockholders, respectively. **INVESTORS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS (INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/ PROSPECTUS) AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.**

A free copy of the preliminary joint proxy statement/prospectus, as well as other filings containing information about Park Sterling and Citizens South, may be obtained after their filing at the SEC's Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Citizens South at www.parksterlingbank.com and www.citizenssouth.com.

PARTICIPANTS IN THE SOLICITATION

Park Sterling and Citizens South and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Park Sterling's shareholders and Citizens South's stockholders in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and Citizens South and about other persons who may be deemed participants in this solicitation will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. Information about Park Sterling's executive officers and directors can be found in Park Sterling's definitive proxy statement in connection with its 2012 Annual Meeting of Shareholders filed with the SEC on April 16, 2012. Information about Citizens South's executive officers and directors can be found in Citizens South's definitive proxy statement in connection with its 2012 Annual Meeting of Stockholders filed with the SEC on April 13, 2012. Free copies of these documents can be obtained from the sources indicated above.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any proxies from the shareholders of Park Sterling or the stockholders of Citizens South, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Second Quarter Highlights

PARKSTERLING

Solid Financial Performance

- Net income of $678,000, or $0.02 per share, in 2012Q2
  - Decrease from 2012Q1 driven by quarterly fluctuations in acquired loan accounting and higher loan collection and OREO expenses, partially offset by gain on sale of securities
- Continued improvement in asset quality
  - Nonperforming loans decreased $1.5 million (7%) from 2012Q1, to 2.85% of total loans
  - Nonperforming assets decreased $3.5 million (9%) from 2012Q1, to 3.13% of total assets
- Balance sheet remains well-positioned for execution of growth initiatives
  - Tangible common equity to tangible assets of 17.02%*
  - Liquidity ratio of 32.38%

Advancing Strategic Position

- Net loan growth posted in all metro markets and in asset-based lending group#
  - Marketing pipelines and credit approvals remain robust
- Moving toward 2012Q4 consummation of merger with Citizens South Banking Corporation
  - Preliminary joint proxy statement/ prospectus (Form S-4) filed with SEC
  - Holding company merger and subsidiary bank merger applications filed with regulators
  - Executive leadership and senior business unit leadership positions announced
  - Merger integration teams advancing "Day 1" and "Day 2" plans

** Non-GAAP financial measure. # Excludes loans managed in the company's special assets group.*

Financial Review:

Earnings Profile

PARKSTERLING

Three Month Results	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Net Income (Loss)					
Total interest income	$ 5,359	$ 5,211	$ 9,340	$ 13,397	$ 11,641
Total interest expense	1,587	1,357	1,527	1,678	1,542
Net interest income	3,772	3,854	7,813	11,719	10,099
Provision for loan losses	3,245	568	1,110	123	899
Net interest income after provision	527	3,286	6,703	11,596	9,200
Noninterest income	44	111	1,420	1,955	2,592
Noninterest expense	5,474	5,216	10,036	11,003	10,863
Pretax income (loss)	(4,903)	(1,819)	(1,913)	2,548	929
Tax expense (benefit)	(1,789)	(443)	(931)	825	251
Net income (loss)	$ (3,114)	$ (1,376)	$ (982)	$ 1,723	$ 678
Net income (loss) per share	$ (0.11)	$ (0.05)	$ (0.03)	$ 0.05	$ 0.02
Weighted average dilutive shares	*28,051,098*	*28,051,098*	*30,719,363*	*32,075,398*	*32,120,402*
Excluding Merger-Related Expenses*					
Pretax income (loss)	$ (4,271)	$ (1,323)	$ 696	$ 3,478	$ 1,363
Net income (loss)	$ (2,713)	$ (1,054)	$ 657	$ 2,352	$ 995
Net income (loss) per share	$ (0.10)	$ (0.04)	$ 0.02	$ 0.07	$ 0.03

- Net income of $678,000, or $0.02 per share, in 2012Q2
  - Decrease from $1.7 million, or $0.05 per share, in 2012Q1
- Negatively impacted by quarterly fluctuations in acquired loan accounting and cyclical loan collection and OREO expenses
  - $1.2 million (81%) decrease in accelerated accretion from acquired performing loans
  - $450,000 of provision expense from acquired performing and purchase credit impaired (PCI) loans
  - $338,000 increase in cyclical loan collection and OREO expenses
- Partially offset by $637,000 (33%) increase in noninterest income
  - $489,000 from gain on sale of securities

(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure.*

Net Interest Income

PARKSTERLING

Three Month Results

	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Average Balance					
Loans, with fees	$ 385,893	$ 367,096	$ 626,547	$ 746,134	$ 729,156
Investments	133,402	134,646	175,947	232,291	234,811
Other earning assets	62,859	67,001	42,004	35,573	48,612
Total earning assets	582,154	568,743	844,498	1,013,998	1,012,579
Interest bearing deposits	376,141	354,899	570,565	706,205	689,810
Borrowed funds	28,376	28,418	56,995	73,161	68,685
Total interest-bearing liabilities	404,517	383,317	627,560	779,366	758,495
Interest Income (Expense) (non-tax equivalent basis)					
Loans, with fees	$ 4,450	$ 4,283	$ 8,285	$ 12,110	$ 10,416
Investment income	865	862	1,021	1,269	1,182
Other income	44	66	34	18	43
Total interest income	5,359	5,211	9,340	13,397	11,641
Interest expense - deposits	(1,256)	(1,026)	(1,105)	(1,147)	(1,053)
Interest expense - borrowed funds	(331)	(331)	(422)	(531)	(489)
Total interest expense	(1,587)	(1,357)	(1,527)	(1,678)	(1,542)
Net interest income	$ 3,772	$ 3,854	$ 7,813	$ 11,719	$ 10,099
Average Yield and Rate (non-tax equivalent basis)					
Loans, with fees	4.63%	4.63%	5.25%	6.53%	5.75%
Investments	2.59%	2.56%	2.32%	2.19%	2.01%
Other earning assets	0.28%	0.39%	0.32%	0.20%	0.36%
Total earning assets	3.69%	3.63%	4.39%	5.31%	4.62%
Interest bearing deposits	-1.34%	-1.15%	-0.77%	-0.65%	-0.61%
Borrowed funds	-4.68%	-4.62%	-2.94%	-2.92%	-2.86%
Total interest-bearing liabilities	-1.57%	-1.40%	-0.97%	-0.87%	-0.82%
Net interest spread	2.12%	2.23%	3.42%	4.44%	3.81%
Net interest margin	2.60%	2.69%	3.67%	4.65%	4.01%

- Net interest income decreased $1.6 million (14%) to $10.1 million in 2012Q2
  - $1.2 million, or 75% of the decrease, from lower accelerated accretion from acquired performing loans
  - Remaining decline from lower average loan balances and normal accretion from acquired loans
- Average earning assets essentially flat at $1.0 billion in 2012Q2
  - Increase of $15.5 million (4%) in non-acquired loans (and acquired performing transfers)
  - Offset by decrease of $30.9 million (9%) in acquired loans
- Net interest margin decreased 64 basis points to 4.01% from 2012Q1
  - Excluding accelerated mark accretion, decreased 17 basis points to 3.90%*
  - Average cost of funds continued to improve

(Unaudited; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure.*

Financial Review:

Noninterest Income

PARKSTERLING

Three Month Results

	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Noninterest Income					
Service charges on deposit accts	$ 25	$ 23	$ 241	$ 314	$ 299
Income from fiduciary activities	-	-	418	540	555
Commssions on sales of mutual funds	-	-	29	59	106
Gain on sale of securities	1	-	-	-	489
Gain on sale of loans held for sale	-	-	297	461	540
BOLI income	-	52	213	259	260
Other noninterest income	18	36	222	322	343
Total noninterest income	$ 44	$ 111	$ 1,420	$ 1,955	$ 2,592
Excluding Gain on Sale of Securities*					
Total noninterest income	$ 44	$ 111	$ 1,420	$ 1,955	$ 2,592
Less: gain on sale of securities	(1)	-	-	-	(489)
Noninterest income	$ 43	$ 111	$ 1,420	$ 1,955	$ 2,103
Memo Items					
Discretionary assets held	$ -	$ -	$232,634	$242,128	235,148
Non-discretionary assets held	-	-	409,722	432,341	434,522
Total wealth management assets	$ -	$ -	$642,356	$674,469	$669,670
Secondary market loans closed	$ -	$ -	$ 20,379	$ 20,351	$ 21,131

- Noninterest income increased $637,000 (33%) from 2012Q1
  - Includes $489,000 gain on sale of securities, which partially offset volatility from accelerated accretion and cyclical loan collection and OREO expenses, as well as merger-related expenses
- Noninterest income, excluding gain on sale of securities, increased $148,000 (8%) from 2012Q1*
  - Wealth management income increased $62,000 (10%)
  - Mortgage income increased $79,000 (17%)

(Unaudited; $ in thousands)
** Non-GAAP financial measure.*

Noninterest Expenses

PARKSTERLING

Three Month Results					
	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Noninterest Expenses					
Salaries and employee benefits	$ 2,975	$ 3,051	$ 6,245	$ 6,124	$ 5,882
Occupancy and equipment	301	369	662	820	860
Legal and professional fees	1,205	721	505	312	603
Deposit charges and FDIC insurance	196	134	116	291	270
Data processing and service fees	128	142	402	1,349	752
Net cost of operation of OREO	93	101	400	522	809
Loan and collection expense	109	180	255	244	295
Other noninterest expense	467	518	1,451	1,341	1,392
Total noninterest expenses	$ 5,474	$ 5,216	$ 10,036	$ 11,003	$ 10,863
Memo Items					
Holding co. formation and other	$ 255	$ 50	$ -	$ -	$ -
Employee relocation	-	122	-	-	-
Reversal of incentive comp. accrual	-	-	(367)	-	-
Merger-related expense	632	496	2,609	930	434
Adjusted noninterest expenses*	$ 4,587	$ 4,548	$ 7,794	$ 10,073	$ 10,429
Stock expense (non-cash)	$ 523	$ 478	$ 483	$ 483	$ 508
CDI amortization (non-cash)	-	-	68	102	102
FTE headcount	67	82	263	267	269

- Noninterest expense decreased $140,000 (1%) from 2012Q1
  - Driven by $496,000 (53%) decline in merger-related expenses
- Adjusted noninterest expenses* increased $356,000 (4%) from 2012Q1
  - Driven by $338,000 (44%), increase in OREO and loan collection expenses
  - Decrease in salaries and employee benefits of $242,000 (4%) offset by increases in other expenses

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in table above)*

Financial Review:

Adjusted Earnings Profile

PARKSTERLING

*Adjusted Net Income**

	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Three Months Ended					
Pretax income (loss)	$ (4,903)	$ (1,819)	$ (1,913)	$ 2,548	$ 929
Less: accelerated accretion	-	-	-	(1,469)	(277)
Less: gain on sale of securities	(1)	-	-	-	(489)
Plus: merger-related expenses	632	496	2,609	930	434
Plus: acquired loan provision expense	-	-	-	-	450
Adjusted pretax income (loss)	(4,272)	(1,323)	696	2,009	1,047
Tax expense (benefit)	(1,559)	(269)	39	650	283
Adjusted net income (loss)*	$ (2,713)	$ (1,054)	$ 657	$ 1,359	$ 763
Adjusted net income (loss) per share*	$ (0.10)	$ (0.04)	$ 0.02	$ 0.04	$ 0.02
Weighted average dilutive shares	*28,051,098*	*28,051,098*	*30,719,363*	*32,075,398*	*32,120,402*

- Adjusted net income* decreased $595,000 (44%) to $763,000 in 2012Q2 from $1.4 million in 2012Q1
  - $1.2 million decrease in accelerated accretion
  - $489,000 gain on sale of securities
  - $496,000 decrease in merger-related expenses
  - $450,000 provision expense associated with acquired loans

Acquired Loans

	At Closing (11-01-2011)	2011Q4	2012Q1	2012Q2
Period Ended				
Performing acquired loans	$321,221	$310,781	$294,300	$270,461
Less: remaining FMV adjustments	(11,503)	(11,099)	(9,126)	(8,357)
Performing acquired loans, net	309,718	299,682	285,174	262,104
Purchase Credit Impaired (PCI) loans	103,785	87,865	78,674	63,952
Less: remaining FMV adjustments	(32,511)	(24,047)	(22,831)	(15,907)
PCI loans, net	71,274	63,818	55,843	48,045
Total acquired loans, net	$380,992	$363,500	$341,017	$310,149
Purchase Credit Impaired (PCI) Loans				
Accretion to interest income		$ 160	$ 1,216	$ 1,022
Reclassification to accretable difference		-	-	5,077
Period end accretable difference		14,264	12,778	16,437

- Comfortable with adequacy of original FMV acquisition accounting adjustments for acquired loans
  - Remaining acquired performing FMV adjustment of $8.4 million (3.09% of total)
  - Remaining PCI FMV adjustment of $15.9 million (24.87% of total)
    - 2012Q2 reclassification of $5.1 million to accretable difference

(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in table above)*

Asset Quality:

Balance Sheet Profile

PARKSTERLING

Balance Sheet Composition

	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Cash and equivalents	$ 66,980	$ 56,568	$ 28,541	$ 53,668	$ 75,148
Investments	146,734	130,667	210,146	232,464	222,221
Loans held for sale	1,600	1,559	6,254	8,055	5,331
Total loans	380,365	367,412	759,047	727,862	712,506
Allowance for loan losses	(11,277)	(9,833)	(10,154)	(9,556)	(9,431)
Bank-owned life insurance	-	8,052	26,223	26,456	26,689
OREO	3,470	5,691	14,403	16,674	14,744
Goodwill and intangibles	-	-	4,450	4,569	4,439
Other assets	22,796	22,267	74,312	70,559	67,472
Total assets	$ 610,668	$ 582,383	$1,113,222	$1,130,751	$1,119,119
Total deposits	$ 403,906	$ 374,992	$ 846,637	$ 856,437	$ 842,034
Total borrowings	28,556	27,978	62,061	68,248	69,172
Other liabilities	4,622	4,796	14,470	13,250	13,727
Total liabilities	437,084	407,766	923,168	937,935	924,933
Shareholders equity	173,584	174,617	190,054	192,816	194,186
Total liabilities and shareholder's equity	$ 610,668	$ 582,383	$1,113,222	$1,130,751	$1,119,119
Tangible book value per share*	$ 6.19	$ 6.22	$ 5.79	$ 5.87	$ 5.90
Period end dilutive shares	*28,051,098*	*28,051,098*	*32,075,367*	*32,075,398*	*32,138,402*
Memo Items					
Non-acquired loans	$ 380,365	$ 367,412	$ 395,547	$ 386,845	$ 402,357
Acquired performing loans	-	-	299,682	285,174	262,104
Acquired PCI loans	-	-	63,818	55,843	48,045
Total loans	$ 380,365	$ 367,412	$ 759,047	$ 727,862	$ 712,506
Tangible common equity to tangible assets*	28.43%	29.98%	16.74%	16.72%	17.02%

- Total assets decreased $11.6 million (1%) from 2012Q1
  - Cash and equivalents increased $21.5 million (40%)
  - Total loans decreased $15.4 million (2%)
    - $15.5 million (4%) increase in non-acquired loans offset by $30.9 million (9%) decrease in acquired loans
- Total deposits decreased $14.4 million (2%) from 2012Q1
  - Continued shift in mix away from time deposits
- Shareholders equity increased $1.3 million (1%) from 2012Q1
  - Tangible book value per share* increased to $5.90
  - Tangible common equity to tangible assets* increased to 17.02%

(Unaudited; 2011Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure.*

Balance Sheet Mix

PARKSTERLING

Loan Mix

	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Commercial and industrial (C&I)	$ 45,056	$ 44,939	$ 80,746	$ 72,094	$ 67,821
CRE - Owner-occupied	66,157	71,549	169,663	166,064	161,467
CRE - Investor owned	111,349	108,558	194,460	193,641	197,368
Construction and development	70,710	56,309	117,475	111,735	112,171
1-4 Family	21,767	19,816	79,512	75,377	66,876
HELOC	56,481	56,787	90,408	86,028	83,661
Other	9,055	9,723	27,154	23,154	23,605
Deferred fees	(210)	(269)	(371)	(231)	(463)
Total loans	$ 380,365	$ 367,412	$ 759,047	$ 727,862	$ 712,506

	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
C&I and CRE-Owner-occupied	29.2%	31.7%	33.0%	32.7%	32.2%
CRE - Investor owned	29.3%	29.5%	25.6%	26.6%	27.7%
Construction and development	18.6%	15.3%	15.5%	15.4%	15.7%
1-4 Family	5.7%	5.4%	10.5%	10.4%	9.4%
HELOC	14.8%	15.5%	11.9%	11.8%	11.7%
Other	2.4%	2.6%	3.6%	3.2%	3.3%
Deferred fees	-0.1%	-0.1%	0.0%	0.0%	-0.1%
Total loans	100.0%	100.0%	100.0%	100.0%	100.0%

Deposit Mix

	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Demand deposits	$ 42,156	$ 42,890	$ 142,652	$ 148,929	$ 158,838
MMDA, NOW and savings accounts	110,874	120,017	333,968	329,633	332,648
Time deposits (local)	154,984	126,741	246,899	224,428	210,000
Brokered deposits	95,892	85,344	123,118	153,447	140,548
Total deposits	$ 403,906	$ 374,992	$ 846,637	$ 856,437	$ 842,034
Demand deposits	10.4%	11.4%	16.8%	17.4%	18.9%
MMDA, NOW and savings accounts	27.5%	32.0%	39.4%	38.5%	39.5%
Time deposits (local)	38.4%	33.8%	29.2%	26.2%	24.9%
Brokered deposits	23.7%	22.8%	14.5%	17.9%	16.7%
Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

- Modest shift in loan mix during 2012Q2
  - Combined C&I and CRE Owner-occupied decreased $8.9 million (4%) due to lower line usage and aggressive CRE competition
  - CRE-Investor owned increased $3.7 million (2%) to 27.7% of total loans
  - C&D increased $436,000 due to non-speculative commercial development activity
  - 1-4 Family decreased $8.5 million (11%) due in part to remediation of problem assets
- Continued improvement in deposit mix during 2012Q2
  - Demand deposits increased $9.9 million (7%), represent 18.9% of total deposits
  - Brokered deposits decreased $12.9 million (8%), represent 16.7% of total deposits

(Unaudited; 2011Q4 derived from audited financial statements. $ in thousands)

Financial Review:

Capital and Liquidity Ratios Remain Strong

PARKSTERLING

Tier 1 Leverage Ratio (%)



30.00
25.00
20.00
15.00
10.00
5.00
27.07
27.17
17.77
14.77
14.92
10.03 8.75 7.73
10.21 8.78 8.24
10.48 9.42 8.53
10.91 9.42 8.69
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
75th%
50th%
25th%
PSTB

Liquidity Ratio (%)



60.00
50.00
40.00
30.00
20.00
10.00
53.09
49.70
25.36
30.94
32.38
24.25 18.77 17.00
25.51 19.98 17.81
23.52 19.50 16.01
25.97 21.15 15.69
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
75th%
50th%
25th%
PSTB

Tangible Common Equity / Tangible Assets* (%)*



35.00
30.00
25.00
20.00
15.00
10.00
5.00
28.43
29.98
16.74
16.72
17.02
9.23 7.87 6.49
9.35 7.95 6.59
10.20 8.59 6.41
10.10 8.43 6.35
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
75th%
50th%
25th%
PSTB

Wholesale Funding (%)



35.00
30.00
25.00
20.00
15.00
10.00
5.00
28.78
28.12
20.38
23.98
23.02
26.51 13.01 9.89
25.17 11.73 9.48
20.06 12.33 9.31
21.52 12.92 9.53
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
75th%
50th%
25th%
PSTB

Source: SNL and PSTB internal data
** Non-GAAP financial measure*

Peer group percentiles include publicly-held depository institutions headquartered in the Carolinas with $750 million to $4 billion in total assets.

Asset Quality Continues to Improve

PARKSTERLING

Loan Mix by Grade [1]

	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Pass Grade	$ 315,942	$ 314,139	$ 708,253	$ 674,367	$ 669,984
Special Mention	22,927	20,018	17,661	16,664	16,832
Classified	41,706	33,524	33,504	37,062	26,153
Gross loans	$ 380,575	$ 367,681	$ 759,418	$ 728,093	$ 712,969
Pass Grade	83.0%	85.4%	93.3%	92.6%	94.0%
Special Mention	6.0%	5.5%	2.3%	2.3%	2.3%
Classified	11.0%	9.1%	4.4%	5.1%	3.7%
Gross loans	100.0%	100.0%	100.0%	100.0%	100.0%

Asset Quality Measures

	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Nonaccrual loans	$ 25,565	$ 19,448	$ 16,256	$ 17,703	$ 16,757
Troubled debt restructurings	2,001	2,001	3,972	3,451	3,428
Loans 90+-days past due	-	-	-	698	131
Nonperforming loans	27,566	21,449	20,228	21,852	20,316
Nonaccrual loans held for sale	1,600	1,559	1,560	-	-
OREO	3,470	5,691	14,403	16,674	14,744
Nonperforming assets	$ 32,636	$ 28,699	$ 36,191	$ 38,526	$ 35,060
Nonperforming loans to total loans	7.25%	5.84%	2.66%	3.00%	2.85%
Nonperforming assets to total assets	5.34%	4.93%	3.25%	3.41%	3.13%
Annualized net charge-offs	3.87%	2.19%	0.51%	0.39%	0.56%
Loans 30-89 days past due ($)	$ -	$ 1,474	$ 3,325	$ 1,506	$ 1,066
Loans 30-89 days past due (%)	0.00%	0.40%	0.44%	0.21%	0.15%

OREO Roll-forward Analysis

	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Beginning OREO	$ 1,565	$ 3,470	$ 5,691	$ 14,403	$ 16,674
Additions	2,525	3,269	3,554	4,401	1,778
Acquired OREO	-	-	8,420	-	-
Write-downs	(59)	(73)	(338)	(248)	(793)
Sales	(561)	(975)	(2,924)	(1,882)	(2,914)
Ending OREO	$ 3,470	$ 5,691	$ 14,403	$ 16,674	$ 14,744

- Asset quality continued to improve in 2012Q2
  - Loan mix by percentage of total loans
    - Pass grade increased to 94.0%
    - Special Mention remained at 2.3%
    - Classified decreased to 3.7%
  - Nonperforming loans decreased $1.5 million (7%) to 2.85% of total loans
  - Nonperforming assets decreased $3.5 million (9%) to 3.13% of total assets
  - Annualized net charge-offs increased from low 2012Q1 level, but remain manageable at 0.56% of total loans
  - OREO decreased $1.9 million (12%) as sales outpaced additions
- Remain comfortable with trends and performance of both non-acquired and acquired loan portfolios

(Unaudited; 2011Q4 derived from audited financial statements. $ in thousands)
(1) Loans exclude deferred fees

Asset Quality:

Allowance for Loan Losses

PARKSTERLING

Allowance for Loan Losses

	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2
Three Months and Period Ended					
Beginning balance	$ 11,768	$ 11,277	$ 9,833	$ 10,154	$ 9,556
Provision expense	3,245	568	1,110	123	899
Charge-offs	(4,096)	(2,113)	(1,295)	(828)	(1,262)
Recoveries	360	101	506	107	238
Ending Balance	$ 11,277	$ 9,833	$ 10,154	$ 9,556	$ 9,431
Components of Allowance					
Quantitative ("FAS 5")	$ 7,463	$ 7,048	$ 8,162	$ 8,199	$ 7,427
Qualitative ("FAS 5")	1,863	1,740	964	142	633
Specific ("FAS 114")	1,951	1,045	1,028	1,215	1,117
PCI loan impairments ("SOP 03-3")	-	-	-	-	255
Ending Balance	$ 11,277	$ 9,833	$ 10,154	$ 9,556	$ 9,431
Memo Items					
Net charge-offs	$ 3,736	$ 2,012	$ 789	$ 721	$ 1,024
Annualized NCOs (%)	3.87%	2.19%	0.51%	0.39%	0.56%
Total loans	$ 380,365	$ 367,412	$ 759,047	$ 727,862	$ 712,506
ALLL to total loans (%)	2.96%	2.68%	1.34%	1.31%	1.32%
Non-acquired loans	$ 380,365	$ 367,412	$ 395,547	$ 386,845	$ 402,357
Allowance (excluding allowance from acquired loans)	11,277	9,833	10,154	9,556	8,981
Adjusted ALLL to non-acquired loans (%)*	2.96%	2.68%	2.57%	2.47%	2.23%

- Allowance for loan losses decreased $125,000 (1%) from 2012Q1
  - Increased to 1.32% of total loans, including $195,000 specific allowance related to performing acquired loan and $255,000 component related to impairment of PCI loan pool
  - Allowance represented 2.23% of non-acquired loans (excluding allowance related to acquired loans)*
- Net charge-offs increased modestly to 0.56% of average loans (annualized) from 0.39% in 2012Q1

(Unaudited; $ in thousands)
** Non-GAAP financial measure*

Asset Quality:

Remain in Top Quartile of Peer Group

PARKSTERLING

NPLs to Total Loans (%)



7.25
5.84
2.66
3.00
2.85
8.13 5.98 4.65
8.67 6.16 4.89
9.37 5.73 4.71
8.72 5.73 3.72
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
75th%
50th%
25th%
PSTB

NPAs to Total Assets (%)



5.34
4.93
3.25
3.41
3.13
7.54 5.09 4.20
7.64 5.52 3.98
8.01 4.41 3.96
7.50 4.57 3.63
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
75th%
50th%
25th%
PSTB

Allowance for Loan Losses (%)



2.96
2.68
2.57
2.47
2.23
1.34
1.31
1.32
2.97 2.42 2.23
2.90 2.40 2.21
2.79 2.46 2.19
2.81 2.49 2.12
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
75th%
50th%
25th%
PSTB (Total)
PSTB (Adjusted)*

Annualized NCOs to Average Loans (%)



3.87
2.19
0.51
0.39
0.56
2.36 1.45 0.85
2.39 1.83 1.13
2.38 1.77 1.12
1.62 1.43 1.14
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
75th%
50th%
25th%
PSTB (Total)

Source: SNL and company data
** Non-GAAP financial measure*

Peer group percentiles include publicly-held depository institutions headquartered in the Carolinas with $750 million to $4 billion in total assets.

PARKSTERLING

PARKSTERLING

Appendix:

Reconciliation of Non-GAAP Measures

PARKSTERLING

	June 30, 2012 (Unaudited)	March 31, 2012 (Unaudited)	December 31, 2011 (Unaudited)	September 30, 2011 (Unaudited)	June 30, 2011 (Unaudited)
Tangible assets					
Total assets	$1,119,119	$1,130,751	$1,113,222	$ 582,383	$ 610,668
Less: intangible assets	4,439	4,569	4,450	-	-
Tangible assets	$1,114,680	$1,126,182	$1,108,772	$ 582,383	$ 610,668
Tangible common equity					
Total common equity	$ 194,186	$ 192,816	$ 190,054	$ 174,617	$ 173,584
Less: intangible assets	4,439	4,569	4,450	-	-
Tangible common equity	$ 189,747	$ 188,247	$ 185,604	$ 174,617	$ 173,584
Tangible book value per share					
Issued and outstanding shares	32,706,627	32,643,627	32,643,627	28,619,358	28,619,358
Add: dilutive stock options	35	31	-	-	-
Deduct: nondilutive restricted awards	568,260	568,260	568,260	568,260	568,260
Period end dilutive shares	32,138,402	32,075,398	32,075,367	28,051,098	28,051,098
Tangible common equity	$ 189,747	$ 188,247	$ 185,604	$ 174,617	$ 173,584
Divided by: period end dilutive shares	32,138,402	32,075,398	32,075,367	28,051,098	28,051,098
Tangible common book value per share	$ 5.90	$ 5.87	$ 5.79	$ 6.22	$ 6.19
Tangible common equity to tangible assets					
Tangible common equity	189,747	188,247	185,604	174,617	173,584
Divided by: tangible assets	1,114,680	1,126,182	1,108,772	582,383	610,668
Tangible common equity to tangible assets	17.02%	16.72%	16.74%	29.98%	28.43%

Non-GAAP Measures

Tangible assets, tangible common equity, tangible book value, net income (loss) excluding merger-related expenses, net interest margin excluding the effects of accelerated mark accretion, noninterest expense excluding merger-related expenses, noninterest income excluding the gain on sale of securities, asset quality measures excluding the effects of acquired loans, and related ratios and per share measures, as used throughout this release, are non-GAAP financial measures. Management uses tangible assets, tangible common equity and tangible book value and related ratios to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; asset quality measures excluding the effects of acquired loans to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and net income (loss) excluding merger-related expenses, noninterest expense excluding merger-related expenses, noninterest income excluding gain on sale of securities and net interest margin excluding the effects of accelerated mark accretion to evaluate core earnings (loss). This table presents a reconciliation of these non-GAAP measures to the most comparable GAAP measures.

Special Note: As contemplated during the 2010 public offering, Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of the bank holding company. These 568,260 shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in EPS or TBV per share calculations until they vest (and thereby have economic rights).

(Unaudited; $ in thousands, except per share amounts)

Reconciliation of Non-GAAP Measures (continued)

	June 30, 2012 (Unaudited)	March 31, 2012 (Unaudited)	December 31, 2011 (Unaudited)	September 30, 2011 (Unaudited)	June 30, 2011 (Unaudited)
Profitability measures excluding merger-related items					
Pretax income (loss)	$ 929	$ 2,548	$ (1,913)	$ (1,819)	$ (4,903)
Plus: merger-related expenses	434	930	2,609	496	632
Pretax income (loss) (excluding merger-related expenses)	1,363	3,478	696	(1,323)	(4,271)
Income tax expense (benefit)	368	1,126	39	(269)	(1,558)
Net income (loss) (excluding merger-related expenses)	$ 995	$ 2,352	$ 657	$ (1,054)	$ (2,713)
Divided by: weighted average dilutive shares	32,120,402	32,075,398	30,719,363	28,051,098	28,051,098
Earnings per share (excluding merger-related expenses)	$ 0.03	$ 0.07	$ 0.02	$ (0.04)	$ (0.10)
Net interest income	$ 10,099	$ 11,719	$ 7,813	$ 3,854	$ 3,772
Less: accelerated mark accretion	(277)	(1,469)	-	-	-
Net interest income excluding accelerated mark accretion	9,822	10,250	7,813	3,854	3,772
Divided by: average earning assets	1,012,579	1,013,998	844,498	568,743	582,154
Mutiplied by: annualization factor	4.02	4.02	3.97	3.97	4.01
Net interest margin excluding accelerated mark accretion	3.90%	4.07%	3.67%	2.69%	2.60%
Noninterest expenses	$ 10,863	$ 11,003	$ 10,036	$ 5,216	$ 5,474
Less: merger-related expenses	(434)	(930)	(2,609)	(496)	(632)
Adjusted noninterest expenses	10,429	10,073	7,427	4,720	4,842
Noninterest income excluding gain on sale of securities					
Noninterest income	$ 2,592	$ 1,955	$ 1,420	$ 111	$ 44
Less: gain on sale of securities	(489)	-	-	-	(1)
Noninterest income excluding gain on sale of securities	$ 2,103	$ 1,955	$ 1,420	$ 111	$ 43
Asset quality measures and loan information excluding acquisition					
Total loans	$ 712,506	$ 727,862	$ 759,047	$ 367,412	$ 380,365
Less: loans acquired with Community Capital	(310,149)	(341,017)	(363,500)	-	-
Loans excluding acquired loans	$ 402,357	$ 386,845	$ 395,547	$ 367,412	$ 380,365
Allowance for loan losses	$ 9,431	$ 9,556	$ 10,154	$ 9,833	$ 11,277
Less: allowance related to acquired loans	(450)	-	-	-	-
Loans excluding acquired loans	$ 8,981	$ 9,556	$ 10,154	$ 9,833	$ 11,277
Divided by: loans excluding acquired loans	402,365	386,795	395,547	367,412	380,365
Allowance for loan losses to loans excluding acquisition	2.23%	2.47%	2.57%	2.68%	2.96%

(Unaudited; $ in thousands, except per share amounts)